Exhibit 77Q

Exhibits

(a)(1)  Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective June 27, 2008 (ING Principal Protection Fund VII into ING Index Plus LargeCap Equity Fund VII) – Filed as an Exhibit to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A filed on June 23, 2008 and incorporated herein by reference.

(a)(2)  Abolition of Series of Shares of Beneficial Interest for ING Index Plus Large Cap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III, ING Index Plus LargeCap Equity Fund IV, ING Index Plus LargeCap Equity Fund ING Index Plus LargeCap Equity Fund V, ING Index Plus LargeCap Equity Fund VI and ING Index Plus LargeCap Equity Fund VII.

(e)(1)  Amended and Restated Schedule A, dated August 1, 2007 with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC (ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III and ING Principal Protection Fund IV – ING Principal Protection Fund XII) – Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(e)(2)  Schedule A, dated October 2008, with respect to the Investment Management Agreement between ING Investments, LLC and ING Equity Trust dated September 23, 2002 as Amended and Restated February 1, 2005 – Filed herein.

(e)(3)  Amended Schedule A dated October 2008 with respect to the Investment Management Agreement between ING Investments, LLC and ING Equity Trust dated May 9, 2001 – Filed herein.

(e)(4)  Amended Schedule A dated October 2008  with respect to the Sub-Advisory Agreement dated September 23, 2002 between ING Investments, LLC and ING Investment Management Co. – Filed herein.

(e)(5)  Amended Schedule A dated October 2008  with respect to the Sub-Advisory Agreement dated May 9, 2001 between ING Investments, LLC and ING Investment Management Co. – Filed herein.

(e)(6)  Amended Schedule A dated October 2008 with respect to the Sub-Advisory Agreement dated November 16, 2007 between ING Investment, LLC and NWQ Investment Management Company, LLC – Filed herein.